FORMCAP CORP.



FORM 8-K
 (Current report filing)




          Filed 05/20/10 for the Period Ending 05/13/10



	Address		50 WEST LIBERTY STREET
			SUITE 880
			RENO, NV 89501

	Telephone	888-777-8777
	CIK		0001102709
	Symbol		FRMC
	SIC Code	7372 - Prepackaged Software
	Fiscal Year	12/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : May 13, 2010

FORMCAP CORP.
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

0 - 28847
( Commission File Number )

1006772219
( I. R. S. Employer Identification No. )

50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

888-777-8777
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  )  Written communications pursuant to Rule 425 under the Securities Act
      (17 CRF 230.425)
(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CRF 240.14a-12)
(  )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17CRF 240.14d-2(b) )
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 4.01 Changes in Registrant's Certifying Accountant.

On May 13, 2010, the Registrant, with the approval and consent of the Board of Directors, engaged the firm Sadler, Gibb and Associates, PCAOB registered firm, 291 S. 200 W.,
Farmington, UT 84025 as its new independent accountant. The firm Seale and Beers, CPAs, LLC. of 50 So. Jones, Second
Floor, Las Vegas, NV 89107 was dismissed on May 13, 2010.

Seale and Beers audited the Company's financial statements for the fiscal years ended December 31, 2008 and 2007.
Seale and Beers, in its October 27, 2009 opinion letter directed to the Board of the Company, stated that the "financial statements referred to above present fairly, in all material respects, the financial position of FormCap
Corp., a development stage company, as of December 31, 2008 and 2007, and for the period April 10, 1991 (date of inception) to December 31, 2008 in conformity with the accounting principles generally accepted in the United
States of America", which opinion included an emphasis paragraph relating to the Company's going concern uncertainty.

During the registrant's two most recent fiscal years and any subsequent interim periods thereto, preceding such dismissal there were disagreements with Seale and Beers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference to the subject matter of the disagreements in connection with this report on the registrant's financial statements.

The Company, with its Board of Directors and audit committee were in disagreement with Seale and Beers on the delay of the audit, making the Company being unable to file the Form 10-K for the year ended December 31, 2009 on time.
The Board of Directors and audit committee discussed the subject matter of the delay with the former accountant and have authorized the former accountant to respond fully to the inquiries of the successor accountant.

The decision to change independent accountants was approved by the Board of Directors and the management.

The Company has also requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange
Commission stating whether or not it agrees with the above statements.










SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

FormCap Corp.

By :  /s/  Terry Fields
	  ------------
	   Terry Fields
Director and Chief Executive Officer



May 20, 2010